Exhibit  99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                               (18 U.S.C.ss.1350)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), the undersigned, Lorna Irwin, Chief Financial Officer of Crown International, Inc./FL, a Florida corporation (the "Company"), does hereby certify, to her knowledge, that:

     The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  19  August,  2002              By:  /s/  Lorna  Irwin
                                      -------------------------------------
                                      Lorna  Irwin
                                      Chief  Financial  Officer